1.7   Receip t   of   Payments .     You    will   make   all   payments    required   under    this

BCL-EQUIPMENT

Agreement    to  us   at  such   addres s  as   we   may   specify    in   writing.     If  any    Rental

Payment    or   other   amount   payabl e   to   us   is   not   paid  v^^thin  5  days   of   its   due

date,   you   will  pay   us  a  late  charg e  of   10%  of  each  late   payment   (or  such  lesse r

rate  as   is   the  ma.ximum   rate   allowable   under   applicable   law).  We   may   charg e

LEASING  LLC

you  a  fee   of  $50.00   for  any  check  that  is  returned  or  ACH   that  is   rejected.

Lesso r   is   hereby    authorized   to   instruct  Lessee'  s   banks   to   send   Lesso r    ACH

payments   directly   from  Lessee'  s  bank  account s   in  the  event   Lesse  e  is  10  days

delinquent   in  paying  any   amounts   due   under  this   Agreement.

1.8   Additional   Security.    Lesse  e   has   also   provided,   or  cause d   to  be   provided,

and   hereby   pledge s  the   following  additional   security   to   protect  Lesso r   under

this  Agreement   Lessee  :  the  equipment   listed  on  Exhibit  1.8  attached   hereto.

This  MASTE R  LEAS E  AGREEMEN T  ("Agreement"   or 'Lease")    is   dated  as  of   |une

2.   NO   WARRANTIES   .   WE   ARE    LEASIN  G   THE   PROPERT   Y   TO    YOU    "AS-IS.  "

2014   between   BCL-EQUIPMENT   LEASING   LLC,    an   lllinois   limited    liability

YOU   ACKNOWLEDG    E   THAT   WE    PURCHASE    D   THE    INITIAL  PROPERT   Y    AT

company    (herein   called   "Lessor "   and   also   referred   to   as   "we",   "us",   or   "our")

YOU  R   REQUES   T   FRO M  VENDOR   S  YOU   SELECTE   D   AND   THAT   WE   DID    NOT

MANUFACTUR    E       TOE      PROPERTY    .      YOU      ACKNOWLEDG    E      THAT       ALL

with  an  addres s  at   450  Skoki e   Blvd.,  Bldg.   600,   Northbrook,   Illinois  60062,    P;

SUBSEQUEN    T    PROPERT   Y    WILL    BE    SELECTE   D    BY     YOU     AND     WILL     BE

847-656-1100,   F:   847-656-1100,   and    HII  TECHNOLOGIES     ,   INC.,      a    Delaware

PURCHASE    D   BY   US   FRO M   WHATEVE  R   MANUFACTURER     S   OR   SUPPLIER    S

corporation  ("Lessee  "  and  also  referred  to  as  "you"  or  "your")  with  an  addres s  at

YOU  SELECT   ,  ON  SUC  H  TERM  S  AS   YOU  SPECIFY   .

710  N.  Post  Oak  Road,  Suite  400,  Houston,  Texa s  77024,  P:   713-821-3225.

WE    DO    NOT    REPRESEN    T    TOE    MANUFACTURE    R    OR    SUPPLIE   R    OF     THE

PROPERTY    ,      WE      MAK E      NO      WARRANTIES   .     EXPRES    S      OR

IMPLIED.

INCLUDIN  G    WARRANTIE   S    OF    MERCHANTABIUT    Y    OR    FITNES   S    FOR     A

1.  LEASE   AGREEMENT;  DELIVERY   AND   ACCEPTANCE    .

PARTICULA   R   PURPOS    E   OR   OTHERWISE   .   YOU   AGRE  E   THAT   REGARDLES     S

1.1    Property    Leased .      You    agre e    to   leas e    from    us    the    personal    property

OF  CAUSE   .  WE  ARE   NOT  RESPONSIBL    E  FOR   AND   YOU   WILL  NOT   MAK E   ANY

including   the   hardware   and   softivare    (collectively   "Property")   described    in

CLAIM    AGAINS  T    US     FOR     ANY    DAMAGES   ,    WHETHE  R    CONSEQUENTIAL     ,

Schedule     1    hereto   and   in  future  schedule  s  as   may   be  agreed   upon   by   Lesso r

DIRECT  ,      SPEOAL   .       OR       INDIRECT  .       YOU       AGRE  E       TOAT

NEITHE  R

and  Lessee  ,  on  the  terms  and   conditions   herein.

MANUFACTURER    ,    SUPPLIE   R     NOR      ANY    SALESPERSON     ,    EMPLOYE   E     OR

AGEN  T    OF   MANUFACTURE    R    OR   SUPPLIE   R   IS    OUR    AGEN  T   OR    HAS     ANY

The   Property'  described   in  Schedul  e   1  shall   be   referred   to  as   "Initial   Property"

AUTHORIT  Y    TO    SPEA  K    FOR     US    OR     TO     BIND    US     IN    ANY     WAY.

WE

and   the   Property   described    in   subsequen t   schedule  s   shall   be   referred   to    as

TRANSFE   R   TO    YOU    FOR    THE    TER M   OF   THI S   AGREEMEN   T   (OR    UNTIL    A

"Subsequen  t  Projperty."

DEFAUL  T    OCCUR    S     HEREUNDER   )     ANY     WARRANTIE   S     MAD E     BY      THE

1.2  Advanc e  Payment     Upon   your  acceptanc  e  of  this  Agreement   and  payment   of

MANUFACTURE    R     OR     SUPPLIE   R     UNDE  R     A    SUPPL   Y     CONTRACT   .     THI S

the  Advanc e  Payment   (as  defined   below),  and   provided  that  Lesso r  and  Lesse  e

AGREEMEN   T  IS  IRREVOCABL    E  TO   YOU   FOR   THE   FUL L  LEAS  E  TERM .   YOU  R

have  both  execute d  the  required  other  documentation   required  by  Lessor ,   the

OBLIGA  'nO N    TO     PAY     ALL    AMOUNT   S    PAYABL  E    BY    YOU     UNDE  R    THI S

Leas e  will  commenc  e  (such   date,  the  "Leas  e    Commencement").

AGREEMEN   T    IS    ABSOLUT   E    AND     UNCONDITIONA   L    AND     WILL    NOT      BE

SUBIEC  T       TO

ANY       ABATEMENT  ,      REDUCTION   ,      SETOFF   ,      DEFENSE   ,

The   Advanc e   Payment    consist s   of:     (a)   the   first   Initial   Term   Rental     Payment

COUNTERCLAIM    ,  INTERRUPTION   ,  DEFERMEN   T  OR  RECOUPMEN    T  FOR    ANY

(as    defined    below)    due    under    this    Agreement;     and    (b)   a     non-refundable

REASO  N   WHATSOEVER    ,   INCLUDIN  G   ANY   DEFEC  T   IN   THE   PROPERT   Y    OR

•'Securit\    Deposit"    of   $646,933.33    and   (c)   an    origination  fee    of    $32,346.66.

GOOD   S     AND    SERVICE    S    PROVIDE   D    HEREUNDER    .

IN     THE     EVEN  T     A

Collectively,   (a)  and   (b)  are   referred  to  as   the  "Advanc  e    Payment."

MAINTENANC   E    AGREEMEN   T     IS    COVERE   D     UNDE  R     THE     LEASE  ,      YOU

1.3   Term.    This  Leas  e   with   respect   to  the   Initial   Property   shall   consist   of:    (a)

ACKNOWLEDG    E       THAT

WE       HAV E

NO

OBLIGA  'nO N

FOR

THE

an   interim   term   ("Interim  Term"):  and   (b)  an   additional   24   month   term   (the

PERFORMANC    E    OF    SUC  H     MAINTENANC   E    AND     YOU     SHAL  L    HOL D     US

"Initial  Term."  which  together   with  the   Interim  Term  is  the  "Leas  e  Term").

HARMLES   S    FRO M     ANY     CLAIM  S    RELA-HN   G     TO    SUC  H     MAINTENANC   E

AGREEMENT   .

YOU     HEREB  Y     FURTHE  R    REPRESENT    ,    CONFIRM  ,      AND

The       Interim      Term      with      respect      to      Property      shall      run      from     Leas  e

WARRAN  T   THAT   IN  THE   EVEN  T  MANUFACTURE    R  OR    SUPPLIE   R  FAIL S   TO

Commencemen  t    to    the    last    day     of    the    calendar     month    in    which    Leas  e

PROVID  E     SUPPORT    ,    SERVIC   E     OR      MAINTENANC   E     OR      IF     YOU

ARE

Commencemen  t   occurs   (with  respect   to   Initial   Property)   or  in  which  a   future

DISSATISFIE   D       WITH       THE      SUPPORT    ,     SERVIC   E      OR       MAINTENANC   E

schedul e   is    approved    (with   respect    to   Subsequent    Property).      The    rental

PERFORME    D   BY   MANUFACTURE    R   OR   SUPPLIER   ,   YOU    RECOGNIZ    E   THAT

payment    and    other    charge  s    for    the    Interim    Term    shall    be    prorated    and

SUC  H     EVENT  S     SHAL  L     NOT     AFFEC  T     YOU  R     PAYMEN  T     AND      OTHE  R

computed    by   converting   the   Rental    Payment    and   any   applicable   taxe s   to   a

OBLIGA-nON   S  UNDE  R   THE   LEASE  .  YOU   AGRE  E  THAT  YOU   WILL   NOT   SEE  K

daily   rate  base d   on  a   30   day   month.    For   the  sak e   of   clarity,  these    payments

ANY   REUE  F  FRO M  US   AS  A  RESUL  T  OF   THE   FAILUR  E  OF   MANUFACTURE    R

are   components     of   the   Advanc e   Payment    and   shall   be    paid   as    provided   in

OR   SUPPLIE   R   TO   PERFOR   M  SUC  H  SUPPORT    ,  SERVIC   E  OR    MAINTENANC   E

Sectio n  1,2   above,

You  agre e  that  we  assum  e  no   liabilify   for  and   make  no  representation  as   to   the

1.4   Rental   Payments .    The   Initial   Term   shall   commenc  e  on   the   first  day   of   the

treatment    of   the   Lease  ,    the    Property    or    the    Rental    Payment s    for     financial

month   following  Leas  e   Commencemen  t   and    shall   continue   thereafter    to   be

statement    or   tax   purposes.      For   the   term   of   the   Leas  e   (or   until   a   defiiult   has

paid   on   the   sam e   day    of   each   subsequen t   month   and   shall   continue    for   24

occurred   hereunder)   we   hereby  assig n  to  you  any   and  all  Supplier's   warranties,

months.

service   agreement  s  and   patent   indemnities,   if  any,   with  respect   to  the   Property

to    the    extent    they    are   assignabl  e   by    us,    provided,   however,    that   your   sole

During   the   Leas  e   Term,   monthly   rental   with   respect    to   the    Initial    Property

remedy   for  the  breach   of  any   such  warranty  or  indemnification  shall   be   against

shall   be   $150,768.62   per   month.    Suc h   monthly   rental   payments    (along    with

the   Manufacturer   or  Supplier  and  not  against   us,  nor  shall  any  such  breach   have

any   monthly   rental   payments    for  any   Subsequen  t   Property)  shall   be   referred

any   effect   whatsoever   on  the  rights  and   obligations   of  either  party   with   respect

to  as   "Rental   Payments. "

to  this  Lease  ,

The   Rental   Payment s  v\'ith  respect   to  the   Initial   Property   shall   be   firm  for   the

3.    USE   AND   REPAIR  ;  RETURN  .  You   will   maintain  the   Property   in  accordanc  e

entire     term    of    the    Agreement,     except    that     if    the     financial     information

with     manufacturer     recommended      standards     and    in    compliance      with    all

furnished  to  Lesse  e  is  false  or  incorrect,  then  Lesso r  has   the   right  to  adjust   the

applicable    operating   standards.    At   your   cost,   you    will   keep   the   Property   in

Rental   Payment s   to  account    for  such   additional   risk   and   to   maintain  Lessor'  s

compliance    with  all  applicable   laws  and   in  substantially   the  sam e  condition   as

economi c    return.     Lessee'  s   obligation   to   make   Rental    Payment s   under    the

it   was    at   Leas  e   Commencement  ,   except    ordinary   wear    and    tear.      You     will

Agreement      shall     be     absolute      and     unconditional.     Rental      payments      for

make   all   alterations   or   additions    to   the    Property   that   are    required   by    the

Subsequen  t   Property  shall  be  at  a  rate  of  $46.61  per   $1,000   of  Lessor'  s   Capital

manufacturer,     or    by    law.    Otherwise,    you     will    not    make    any     alterations,

Cos t  with  respect   to  such  Subsequen  t   Property.

additions   or  replacements    to  the   Property   without   our   prior   written    consent.

1.5    Capitalized   Cost .     Lessor'  s   "Capitalized    Cost "   with   respect    to   the    Initial

All   alterations,   additions   and   replacements     will   becom e   part   of   the   Property

Property  is   $3,234,666.54.

at  no   cost   to   us   We   may   inspect   the   Property'  at  any   reasonabl e   time.  Unles s

you   purchas e   the   Property   in  accordanc  e  with    this  Agreement,    at   the   end   of

1.6   Taxe s   and   other   Costs  .     In   all  cases  ,   Lesse  e   is   solely   responsible    for   any

this   Agreement    you    will   immediately   deliver   the   Property'   to  us   at   your   cost

sales ,  use,   or  property  taxe s  (collectively.  'Taxes"  )  and  shall  pay  such   amounts

and   expens  e   in   as    good    condition   as   at   Leas  e   Commencement  ,   except    for

to  Lesso r  when  and  as   demanded   by  Lessor .

ordinary'  wear   and   tear,   to  any   place   in  the   United  State  s   that  we   tell   you.   All

Lesse  e  is  responsible   for  all  cost s  associate  d   with   the  possession  ,   control,  and

Property   returned  to  us  must  be   eligible,  without  any   additional  cost   to  us,   for

operation     of     the     Property',     including     but     not     limited     to     repair     and

any    manufacturer's    certification   and/or    maintenance     warranty',    return,    or

maintenance     expenses  ,    insurance,     titles   and    taxes.   Lesse  e    agree  s    to    pay

similar     program,     or    at    our    option    you     will    pay     us    an     inspection     and

Lesso r  for  all  costs,  including  UCC   search  and   filing  fees ,  equipment   inspection

refurbishment    fee    equal    to    10%    of   the   Lessor'  s   Capitalized    Cos t   for   such

fees,   a   documentation   fee   to   offset   applicable    administrative  cost s   and    legal

Property    returned.   You     will    pay    all   expense  s    of    deinstalling,    crating    and

cost s     including    attorneys'    fee s     incurred    by    Lesso r     and     its    assign  s    in

shipping  to  us  at  the  location  indicated   by  us,  and   you   will  insure  the   Property

committing    and     closing     the    Agreement,     and    reasonabl e    legal    cost s     and

for   its  full  replacement   value   during  such   shipping.

attorneys'  fee s  in  order  for  Lesso r  to  enforce   the    Agreement

LP    4970623.5  \1

Lessee  Initials

4.       TAXES   AND    FEES.  You    will   pay   when   due,   all  taxes,   fines   and    penalties

account   in  computing   our  income   tax   liabilities  all  items   of  income,    deduction

relating   to   this   Agreement     or   the    Property    that   are    now    or   in   the    hiture

(including    depreciation),    credit,   gain    or   loss    relating   to    ownership    of    the

assesse  d   or   levied   by   any   state,   local    or   federal   government    authority.   For

Property   as   are    provided   to   owners   of   similar   Propert>'   under   the   Internal

Property   subject   to  personal   property  ta.xes ,  to  liquidate  such  taxe s  you  agre e

Revenu  e  Cod e   and   applicable   state   and   local   tax   laws,   (collectively,   the    "Tax

to   pay   us  an   annual   amount   ("Assesse   d   Amount"!   which   shall   be  base d   upon

Benefits").

the   Property    price,   reduced    by    depreciation    calculated    in   accordanc  e    with

applicable   depreciation  schedule  s  used  by  the  applicable   taxing  jurisdiction  at

In  such  event,   if   we  lose,  are   delayed   in  claiming,  are  required  to  recapture,   or

the  applicable   tax  rate.  The  Assesse  d   Amount   shall  be  payabl e  by  you   without

cannot   claim  as  a   result  of  a   written   opinion  of  Lessor'  s  tax   advisor,   all  or   any

regard    to    any    discounts    or    reduction    we    may    obtain    by    reason     of    early

portion   of  Tax   Benefits,    or   if  we   are   required  to   include   in   our  gros s    income

payment   or  otherwise.  We   will  file   personal   property,  use   or  other  tax   returns

with  respect   to  any  Leas  e  any   amount   at  any   time  other  than   Rental   Payment s

(unless   we   direct  you   otherwise).  We   have  no   obligation   to  contest   any   taxes,

and    other    amounts    as    and    when    accrued     in   accordanc  e    with    the   expres s

liens   or   penalties.    You     will   pay    estimated    property   taxe s   with   each    Rental

terms   of   the  Leas  e   (together,   "Tax   Loss"),   then,   upon   our   demand   all   further

Payment   or  annually,  as   invoiced.

rental   payments    shall   be   increased    by   an   amount,   which   shall   in   either  cas e

maintain   Lessor'  s  anticipated   return   from   this  Leas  e   transaction   on   an   after

5.   LOS  S  OR   DAMAGE  .   You   are   responsible    for  any   loss,   theft   or   destruction

tax  basis,  base d   on  an   assume d   combined   Federal,   state   and   local   income    tax

of,   or  damag  e  to  any   of  the  Property   (collectively  "Loss" )  from  any  caus  e  at  all,

rate   for  Lesso r   of   38%  and   other  assumptions    originally  used  by   us   in   setting

whether   or  not  insured,   until   it  is  delivered   to  us  at  the  end   of  this   Agreement.

the   Rental    Payments ,     You    shall   also   pay    us   on   demand    all   interest,   cost s

You    are   required   to   make   all   Rental    Payment s   even   if   there   is   a   Loss .    You

(including   attorney   costs),   penalties   and   additions   to   tax  associate  d   with   the

must   notify   us   in   uTiting   immediately   of   any   Loss .   Then,   at   our   option,   you

Tax   Loss ,     You    shall   be   under   no   obligation   to   make   a   payment    under    the

will   either   (a)  repair  the   Propert\  so   that   it  is   in  good   condition  and   working

preceding   paragraph    relating  to  a  Tax   Los s   to   the   extent   that   the   Tax   Los s   is

order,   eligible   for  any   manufacturer's   certification,  or    (b)  pay   us  the    amounts

cause d   by   our   failure   to   have   sufficient   taxable    income    to   benefit    from   any

specified   in  Sectio n   11(b)   below.

Tax   Benefits.    We   shall  have  no  obligation  to  contest   any  Tax   Loss .

6.    INSURANCE   .  You    will   provide   and   maintain  at   your  expens  e   (a)   property

10.    DEFAULT.  Eac h   of  the   following  is  a  "Default"   under   this  Agreement:     (a)

insurance   against   the  loss,   theft   or   destruction  of,   or  damag  e  to,  the   Property

you   fail   to  pay   any   Rental   Payment    or  any   other   payment   within   5  days  of  its

for   its  full   replacement   value   naming   us  as  loss  payee ;  and   (b)  public   liability

due   date,    (b)   you   do   not   perform   any   of   your   other   obligations    under    this

and   third   party  propert\ insurance,   naming  us  as  an   additional  insured.   In  the

Agreement    or   in  any   other   agreement    with   us   and   this   failure   continues    for

cas e   of   motor  vehicles,   such   public   liability   insurance   shall   be   in  the   amount

10   days,    (c)   you   becom e    insolvent,    you    dissolve    or   are    dissolved,    or    you

of    at    least     one     million    dollars    combined     single     limit.    You      will     give     us

assig n   your  asset  s  for  the   benefit   of  your   creditors,   or  you   file   bankruptcy,   or

certificates   or  other  evidenc e  of  such  insurance   upon   delivery  of  the   Property.

an     involuntarily    bankruptcy    is    filed    against     you,     (d)    you    have,    in    our

reasonabl e    judgment,    a    major    chang e    in    ownership    or    control,    (e)    any

Suc h   insurance    will   be   in  a   form,   amount   and   with   companie s   acceptabl  e   to

guarantor   of   this  Agreement    dies,   doe s   not   perform  its  obligations   under   the

us,   and    will   provide   that   we   will   be   given    thirty   (30)  days  advanc  e   notice   of

guaranty   or  become  s  subject   to  one   of  the  events  listed  above.

any   cancellation    or   material  chang e   of  such   insurance.    If  you   do   not   give   us

such  evidenc e   of  insurance,   or   if  you   request   coverage ,   we  have  the   right,   but

11.      REMEDIES.    If   a   Default    occurs,    we   may:    (a)   Cance  l   or   terminate    this

not   the   obligation,  to   arrange   either   property  insurance   or  liabiUty   insurance

Agreement    and/or   any   other  agreement  s   that   we   have   with   you;   (b)   Require

or   both  at  your  expens  e  to  protect  our   interests.

you  to  pay   us  as   compensation   for  loss  of  our  bargain   and   not  as  a  penalty,   the

Your   expens  e   may   include   the    fiill   premium   paid   by   us   (not   reduced    by   any

Liquidated   Damage  s   provided   for   in  Sectio n   8;   (c)   Require   you   to   deliver   the

credit   or  refund   due   or  paid   to  us)   and   any   customary   charge  s   or  fee s   of   ours

Property   to  us  as   set   forth   in  Sectio n  3;   (d)  Peacefull y   reposses  s  the   Property

and   of  our  designee(s  )  associate  d   with  such   insurance.    You   agre e  to  pay   such

without   court   order  and   you   will   not  make  any   claims   against   us   for  damage  s

amounts   in  equal   installments   allocated   to  each   Rental   Payment   plus   interest

or   trespas s   or   any   other   reason,    (e)   Notify   any   manufacturer    to   revoke    any

on  such  amounts   at   the  lesse r   of  the  highest   rate   permitted  by   law   or  3%   per

applicable    software    licenses ,    terminate   acces  s    to    software,    and    terminate

month,  non-cancellable    for  the   full   term  of  the  Lease  .   If  insurance   is  placed   by

other   support,   and   (f)  Exercis e  any   other   right   or  remedy   available   at   law   or

us,  you   will   cooperate    with   our  insurance   agent   with  respect   to  the    placement

in  equity.

of  insurance   and   the  processing   of   claims.

You   w i ll   pay  all  of   our  costs  of   enforcing   our  rights  against   you,   including

Nothing   in   this   Agreement     will   create   an   insurance    relationship   of   any    type

attorneys'   fees   (both   inside  and  outside   counsel).    If  we  take  possessio  n   of

between   us  and   any   other  person.    You   acknowledge    that  we  are   not  required

the   Property,   we   may,   but   are   not   required   to,  re-leas e   the   Property,   sell   or

to   secur e   or   maintain   any   insurance,    and   we    will   not   be   liable   to   you   if   we

dispos e   of   it   with   or   without   notice,   at  a   public   or   private  sale   and   apply   the

terminate   any   insurance   coverag  e   that   we   arrange.      If  we   replace    or   renew

net    proceed s    (after    we    have    deducted     all    cost s    related     to    the    sale     or

any    insurance    coverage ,    we    are    not    obligated    to    provide    replacement     or

disposition   of  the   Property)  to  the  amounts   that  you   owe  us.  You   agre e   that  if

renewal   coverag  e   under   the   sam e   terms,   costs,    limits,   or   conditions   as    the

notice   of  sale   is   required  by   law   to  be   given,   10  days'  notice   shall    constitute

previous   coverage .   You   hereby    appoint   us   as   your   attorney-in-fact   to   make

reasonabl e   notice.   You    will   remain   responsible    for  any   amounts   that  are   due

claims   for,  receive   payment  of,   and  execut e  and   endorse   all  documents,   check s

after   we  have  applied  such  net  proceeds.     For   the  sak e  of  clarity,   our   remedies

or   drafts  for  loss  or  damag  e  under  any   of  your  insurance   poUcies .

are   cumulative.    For   the  sak e  of  further  clarity,  while  som e   of  these    remedies

are   of  a   nature   t>'pically  associate  d   with   security   interests   under   Article  0   of

7.      TITLE;    RECORDING    .    We    are    the    owner    of   and     will    hold    title    to    the

the   Uniform   Commercial   Code ,  the   parties  agre e  that  this  Agreement    is  a   true

Property    throughout    the   Leas  e    Term,    except    to    the    extent    the    Property

leas e   rather   than  a   security   agreement    and   further  agre e   that   to   the   extent   a

includes   licensed   software   in  which  event   you  shall   maintain  a  perpetual   right

court     of    competent     jurisdiction   nonetheles  s    determines     this     Agreement

to   use   and   posses  s  such   software   and   shall   abandon   such   perpetual   right   at

constitutes   a   security   agreement     that   Lesso r   has    all   of   the   rights   provided

the  end   of  this  Agreement.    If  any   other   person   attempts   to  claim   ownership   of

herein.

the   Property   by   asserting   a   claim   against    you   or   through   you,   you   agree ,   at

your  expens  e  to  protect  and   defend   our   title  to  the  Property.  You   will  keep   the

12.    FINANC E    AGREEMENT     STATUS.    You    agre e    that    if   Article    2A    of    the

Property   free   of  all  liens   and   encumbrance  s  and   you   shall   give   us    immediate

Uniform   Commercial   Cod e   applies   to   this  Agreement,    this  Agreement     will   be

notice   if  any  legal  proces s  or  hen  is  asserte d   or  made  against   the   Property.

considered   a   "finance   lease "   as    that   term   is   defined    in   Article   2A.     TO    THE

EXTENT    PERMITTED   BY   APPLICABLE    LAW,    YOU    WAIVE   ANY    AND     ALL

You  agre e  that  each  Leas  e  is  cross  collateralized   with  all  Lease  s  you  have   with

RIGHTS   AND   REMEDIES   CONFERRED   UPO N  A  LESSEE  BY  ARTICLE   2A.

us   and   in   the   event   of  your   default   of  any   Lease  ,   we   may   exercis e   our   rights

and    remedies    as    if   you    had    defaulted    on    all   Leases  .    If   this   transaction    is

13.   ASSIGNMENT  .   YOU    MAY   NOT   ASSIGN   ,  SUBLEASE    ,  SELL  ,   OR   TRANSFE   R

deeme d    to   be   a   leas e   intended    for   security,    then   you    grant   us   a    security

THE  PROPERT   Y  OR  YOU  R  INTERES  T   IN  THI S  AGREEMENT   .    We   may,   without

interest   in  the   Property.  You    will   deliver   to  us   signed    financing    statements    or

notifying   you,   sell,   assign ,   or   transfer   this   Agreement    and   our   rights   in   the

other   documents    we   request   to   protect   our   interests   under   this    Agreement.

Propert>'.      You    agre e    that   the    new    holder    will    have    the   sam e    rights    and

YOU     AUTHORIZ   E    US     TO      HLE     A    COP  Y     OF     THI S    AGREEMEN   T    AS     A

benefits   that  we  have   now   under   this  Agreement    but  not   our   obligations.   The

FINANCIN  G   STATEMEN   T   AND    APPOIN  T   US    OR    OUR    DESIGNE   E   AS   YOU  R

rights  of  the  new   holder   will   not  be  subject   to  any   claim,  defens e  or  set   off  that

ATTORNE   Y   IN-FAC  T  TO  EXECUT   E  AND   FILE  ON  YOU  R   BEHALF  ,  FINANCIN  G

you  may  have  against   us.

STATEMENT   S   PROTECTIN    G    OUR    INTEREST   S   UNDE  R    THI S   AGREEMEN   T

14.   END   OF   TERM;  PURCHASE;    EARLY   BUYOUT;   RETURN;   RENEWAL.   If  no

AND   IN  THE  PROPERT   Y  AND   COLLATERA   L  HEREUNDER    .

event   of  Default   has   existed   under   this  Agreement,    you   may   elect   to  purchas e

8.   LIQUIDATE  D   DAMAGES   .      Liquidated   Damages  .     We    are    entitled   to   the

the   Property   for   the   greater    of   its   Fair   Market   Value   (as   defined    below)   or

"Liquidated   Damages  "  in  the   event   of   your   Default   (as   defined   below)   under

20%   of  the  Lessor'  s  Capitalized   Cos t   for  such   Property.    Any   election   to  so   act

this    Agreement,     which    shall    be    our    anticipated    benefit     from    this   Leas  e

is   referred   to   as   the   'Turchas e   Option."   Provided,    however,    that   you    must

transaction.     Our   Liquidated   Damages  ,   as   stipulated   to   herein,   shall    include

provide    Lesso r     with    180    days'    notice    of    your    intention   to    exercis e    the

any  Tax   Benefits   (as   hereafter   defined)   which  may   be  associate  d   with  Lessor'  s

Purchas  e  Option,

ownership   of   the   Property   plus   a)   the   present   value   of  all   remaining    Rental

IF  YOU   DO   NOT   ELECT  THE  PURCHASE   OPTION   THEN   THE  TERM   OF   THIS

Payment s   attributable  to  such   item,   using   a  discount   rate   of   2%  plus     (b)   the

LEASE   SHALL    AUTOMATICALLY     BE   EXTENDED    FOR   A    PERIOD    OF    ONE

Fair   Market  Value  of  the  Property  at  the   time  of  such  Default,   with  a   minimum

YEAR    (the    "Extension")    WITH    ALL    MONTHL Y    PAYMENTS     REMAININ  G

of   20%  of  the  Capitalized   Cos t  associate  d   w i th  such   Property,

THE   SAM E   AS   IN   THE   LEASE   TERM.    At   the   end   of   the   Extension    you   shall

9.   TAX   INDEMNITY  .    If  we  are   treated   for   Federal,   state   and   local   income   tax

either   surrender   and   deliver  the   Property   in  accordanc  e   with  Sectio n  3  of  this

purposes    as    the    owner    of   the    Property,   we    shall   be    entitled   to   take    into

Agreement    or   purchas e   the   Property   for   the   greater   of   its   Fair   Market   Value

LP     4970623,5,38656-97721

Lessee  Initials

or   20%   of   the   Lessor' s   Capitalized   Cost   for   such    Property.     For   the   sake   of

extent  that  any   provisions  of  any  such   applicable   law  may  be  waived,  they   are

clarity,   the  Purchas e  Option   must  be  elected   with   respect   to  all  or  none   of  the

hereby    waived    by    us    to    the     full    e.xtent    permitted   by    law    so    that    this

Property  unless  otherwise  agreed   to  in  writing  by  Lessor .

Agreement      shall     be     deemed      to    be     valid,     binding    and     enforceable     in

"Fair   Market  Value"   or  "FMV"   is  the  price  or  rent,  as   applicable,   that  would  be

accordanc e    with    its   terms,    (e)   Any    restrictive   endorsement    on   any    check

obtained  at  arm's   length  between   informed  and   willing  parties,  neither   under

given   us   in  payment   of  any   amount   due   hereunder   shall  be   void,   (f)   You   may

compulsion    to    contract,    for    the   sale    or   leas e    of    Property    assuming     the

not   prepay   this  Agreement    without   our   prior   written   consent      (g)  Time   is   of

Property  is:  installed,  in  continued,   uninterrupted  use   by  the  buyer  or  Lessee  ,

the  essenc  e   with   respect   to   your   obligations   under   this   Agreement,    (h)   It  is

in  the  condition  required  by   this  Lease ,  and,   if  applicable,   being   sold   with   the

the  expres s  intent  of  the   parties   not  to  violate  any   applicable   usury  laws  or  to

software  necessar y  for  its  use.

excee d    the     maximum    amount     of    time    price    differential    or    interest,    as

applicable,    permitted  to   be   charged    or   collected   by   applicable   law,   and   any

If   you   exercis e   the   Purchas e   Option,   Lesso r   shall   transfer  its   interest   in   the

such   exces  s   payment    will   be   applied   to  Rental   Payments,   and   any   remaining

Property     "AS     IS,    WHER  E     IS"     without     any     representation     or    warranty

exces  s    will    be    refunded    to   you.       (i)   If   you    do    not    perform   any    of    your

whatsoever,   upon  your  payment  of  the  Purchas e  Option  price.

obligations  under   this  Agreement,   we  have  the   right,   but  not  the   obligation  to

take  any   action   or   pay   any   amounts   that  we   believe   are   necessar y   to  protect

We   will  use   our  reasonable   judgment  to  determine  the  FMV   of  the  Property.  If

our   interests.    You   agree   to  reimburse   us   immediately   upon   our   demand   for

you   do   not  agree   with   this   determination,  the   FMV   (on  a   retail   basis)    will   be

any   such    amounts    that   we   pay.    (j)   Notwithstanding   anything   in   any    prior

determined  at  your  expens e  by  an  independent  appraiser   selected   by   us.

agreement    to   the    contrary,   this   Agreement    contains    the    entire    agreement

Notwithstanding  any   of  the  above.   Lesse  e  shall  have  a  one-time   option  ("Early

between   Lesso r   and   Lesse  e   and   it   totally  supersede  s   any   and   all   such    prior

Buyout   Option 'O   to   purchase    the   Property   "AS-IS  ,   WHERE-IS  "   without    any

agreements,       (k)   Notwithstanding   anything   in   any    prior   agreement    to   the

representations    of   warranty   whatsoever    by   Lesso r   on   the   thirteen   month

confrary,   this  Agreement    contains   the   entire  agreement   between   Lesso r   and

anniversary   of   this  Leas e   for   a   purchase    price   of   $1,755,384.00    (the   "Early

Lesse  e  and   it  totally  supersede  s  any  and  all  such   prior  agreements.      (1)    If  any

Buyout   Price").     For   purposes    of   clarity,  the   Security    Deposit   shall   not   be   a

provision     of     this     Agreement      is     determined     to     be      invalid,     illegal     or

credit  against   the   Early   Buyout   Price,   but  rather,   will  be  retained  by  Lesso r  to

unenforceable,   but  if  the  essential   terms  and   conditions  of  this  Agreement   for

compensate   Lesso r  for  the  residual  value   of  the  Property   In  order  to  exercis e

each    party'    remain     valid,     binding    and     enforceable,     then    the    remaining

the   Early    Buyout    Option,   Lesse  e   must   give   Lesso r   a   minimum   of   90   days

provisions  of  this  Agreement   remain  in  full  force,   (m)  The   parties  may   execut e

written   notice   that   Lesse  e    will   be    exercising    the   Early    Buyout   Option    and

this    Agreement     in    multiple    counterparts,    each    of    which    constitutes     an

there  must  be  no  events   of  Default  at  the  time  of  the  option  is  exercised   and  at

original,   and   all   of   which,   collectively,   constitute   only   one    agreement     The

the  time  the  Early   Buyout  Price  is  paid.

signatures   of  all  of  the   parties  need   not  appear   on   the  sam e   counterpart   and

delivery    of    an    executed     counterpart    signature    pag e    elecfronically    or    by

15.  REPRESENTATIONS   AND   WARRANTIES.   You   hereby   represent,  warrant

facsimile    is   as    effective   as    executing   and    delivering   this   Agreement    in   the

and   covenant   that:    (a)  The   execution,   delivery  and   performance   of  the  Leas e

presenc e  of  the  other  parties  to  this   Agreement,

has   been   duly   authorized   by   all  necessar y   corporate   or   busines s   action;   (b)

The    individual   executing    such    is    duly   authorized   to   do   so;    (c)   The   Leas e

20.   CONFESSION     OF   JUDGMENT  .      The   undersigned    hereby   irrevocably

constitutes   a   legal,   vahd   and   binding  agreement,    enforceable    in   accordanc e

authorizes  and   empowers   any   attomey-at-law   to   appear   in  any   court   of

with   its  terms;   (d)  Any   and   all  financial   statements   or   other   information  you

record   and  to   confess   Judgment    against   the   undersigned   for   the   unpaid

and   any   guarantor  have   provided  or  cause d   to  be   provided  to  us    is   true  and

amount   of  this   Lease  as  evidenced   by   an  affidavit   signed   by   an  officer   of

complete    and   does   not   omit   any    information  which   might   other\\'ise   have

Lessor    setting     forth     the    amount     then    due,     plus    attorneys'    fees     as

affected    our   credit   decision.     The   foregoing   representations   and   warranties

provided   in   this   Lease,   plus   costs   of   suit,   and   to   release  all   errors,   and

shall  survive  the  Leas e  Term.

waive  ail  rights  of  appeal.   If  a  copy  of  this  Lease,  verified  by   an   affidavit,

shall   have  been   filed   in  the  proceeding,  it  will  not   be   necessary  to  file   the

16.     INDEMNIFICATION.      You     are     responsible     for    any    losses ,    damages  ,

original   as  a   warrant  of   attorney.     The   undersigned   waives   the   right   to

penalties,   claims,   suits  and  actions   (collectively  "Claims"),   whether  based  on  a

any    stay    of    execution    and    the    benefit    of    all   exemption    laws   now    or

theory    of    strict     liability    or    otherwise    cause d    by    or    related    to    (a)    the

hereafter    in   effect.       No    single    exercise   of    the    foregoing    warrant   and

manufacture,    installation,  ownership,   use,    rental,   possession,     or   delivery   of

power    to    confess     Judgment      will    be    deemed    to    exhaust    the    power,

the   Property,   (b)  any   defects   in  the   Property,   (c)  any   tax   liabilitj',   or   (d)   any

whether  or  not  any  such  exercise  shall  be  held  by  any  court  to  be  invalid,

acts,   omissions,    or   any    misrepresentations   made   by   you   in   connection    with

voidable   or  void;  but   the   power   will   continue   undiminished  and   may   be

this   Agreement,    You    will   reimburse  us   for   and   if   we   request,   to   defend    us

exercised   from   time  to   time   as  Lessor  may   elect   until  all  amounts   owing

against   any   Claims.

on  this  Lease  have  been  paid  in  full.

17.

ADDITIONAL      SECURITY.     In    any     jurisdiction    where     the     Uniform

Commercial    Cod e   is   in   effect    you   grant   to   us   a   security   interest   in   all   the

21.   FINANCIAL    STATEMENTS   AND   INFORMATION.    During  the   term   of  this

property   you   own,   including  any   goods,    chattels,   fixtures,   furniture,   property,

Lease ,   Lesse  e   shall   furnish   to   Lesso r   upon   Lessor' s   or   its  assignee'  s    written

assets ,   account s   receivable,   contract   rights   and   general   intangibles,   wherever

request    Lessee'  s   balanc e   sheet    and    income    statement    for   its   most    recent

located   as   well   as   any   related   proceeds.   Any   security   interest  created   by   this

fiscal    year,    all   prepared    in   accordanc e    with   generally   accepte d    accounting

Agreement    secure s   your   obligations   and   obligations   of   any    of   your   affiliates

principles      consistently      applied,      and,       from      time-to-time,     such       other

(whether  they  exist  now  or  later)  to  us.

information  concerning   the  Property  as  Lesso r  or  its  assigne  e  may   reasonably

request,

18.    CREDIT   INFORMATION.       YOU    AUTHORIZE    US    TO    OBTAIN    CREDIT

BUREAU     REPORTS    AND     MAKE     OTHER     INQUIRIES     THAT     WE     DEEM

22.       VENUE,     Any   party   bringing  a   legal   action   or   proceeding   against    any

NECESSARY.    ON   YOUR   WRITTEN  REQUEST.  WE  WILL  INFORM   YOU   IF  WE

other   party   arising   out   of   or   relating  to   this  Agreement    may   bring   the   legal

HAVE   REQUESTED   A   CONSUME  R   CREDIT   REPORT  AND    THE   NAM E    AND

action    or   proceeding    in   the   United   State s   District   Court    for   the   Northern

ADDRESS      OF     ANY     CONSUME  R     CREDIT     REPORTING     AGENC Y      THAT

District   of   Illinois   or   in  any   court   in  the   State   of   Illinois   sitting   in  the   City   of

FURNISHED   A   REPORT.    YOU   AGREE   THAT   WITHOUT   FURTHER   NOTICE

Chicago .     Each   party   waives,   to   the   fullest   extent   permitted  by   law:   (i)   any

WE   MAY    OBTAIN   ADDITIONAL    CREDIT   BUREAU    REPORTS   TO    UPDATE

objection   that   it  may    now   or   later   have   to   the   laying   of   venue   or   any    legal

OUR    INFORMATION.       IF   WE   REQUEST,   YOU    AGREE   TO   FURNISH     YOUR

action   or   proceeding   arising   out   of   or   relating  to   this  Agreement    brought  in

ANNUA  L     AUDITED     AND     OR     QUARTERLY     FINANCIAL       STATEMENTS,

any   court   of   the   State   of   Illinois   sitting   in  the   City   of  Chicago  ,   or   the   United

INCLUDING      INCOM E     STATEMENTS     AND      BALANCE      SHEETS,     BY      AN

State s   Disfrict   Court   for   the   Northern  District  of   Illinois;   and   any   claim   that

OUTSIDE

ACCOUNTIN  G

FIRM.

SHOULD

AUDITED

FINANCIAL

any   action   or  proceeding   brought  in  any   court  specified   in  this  paragraph   has

STATEMENTS    NOT    BE    AVAILABLE,    YOU    AGREE    TO    FURNISH    US    THE

been   brought  in  an  inconvenient   forum.

COMPANY  S     ANNUA  L     TAX      RETURNS,     AND      ANY      OTHER       FINANCIAL

23.   GOVERNING    LAW.   The   laws   of  the  State   of   Illinois    (without   giving   effect

INFORMATION    REQUESTED  FROM   TIME  TO  TIME.

to  its  conflicts  of  law  principles)  govern  all  matters  arising  out  of  or  relating  to

19.   MISCELLANEOUS,     (a)   You   agree   that   the   terms   and    conditions   herein

this    Agreement     and    the     fransactions      it    contemplates,     including,    without

make   up  the  entire  agreement   beUvee n  you  and   us  regarding  the  rental  of  the

limitation,  its  interpretation,  construction,  performance  and   enforcement.

Property.    This  Agreement   is  not  binding  on  us   until  we  sign   it.   Any  chang e  in

24.  ATTORNEY   REVIEW.    You   acknowledge   that  your  attorney  has   reviewed

any   of   the   terms   and   conditions   of   this   Agreement    must   be   in   writing   and

this   Agreement    or   that   you   had   ample    opportunity  to   have   your   attorney

signed   by  us.   You   agree,   however,  that   we   are  authorized,  without   notice

review  it  but  you  elected   not  to  do   so.

to   you,   to   supply   missing   information   or   correct   obvious   errors  in   this

Agreement,      (b)   If  we   delay   or   fail   to   enforce   any   of   our   rights   under   this

25.   WARRANTS.    In   further  consideration   for   this  Lease ,   and   Its  termination

Agreement,   we   will   still   be   entitled  to  enforce   those   rights  at  a  later   time.  All

option  at   tlie  end  of  the   first  year.  Lesse  e  hereby  grants  to  Lesso r  a  warrant  to

notices   shall   be   given   in   writing  by   the  party'  sending   the  notice   and   shall   be

purchase   50,000   (fifty   thousand)   share s   of  Lessee'  s   common   stock   at  a   fixed

effective    when    mailed   by   certified   or   registered    mail   or   overnight   courier

exercis e   price   of  .65   (sixty  five   cents)   per   share.   The   warrant  will  have  a   five

addressed    to  the   party  receiving   the   notice   at   its  addres s  shovra   on   the     front

year    term   and    will    only   vest    upon    tiie   exercis e   of   the   Lessee'  s   option   to

of   this  Agreement    with  postag e   prepaid.  You   agree  and   consent   that   we   may

terminate  the  leas e  at  the  end  of  year   one.  The   warrant  will  expire  unvested   if

serve    you    for   any    action   or   proceeding    by    registered    or   certified   mail   or

the  Lesse  e  does   not  exercis e   its  option  to  terminate  the  Leas e  before   the   end

overnight   courier,   (c)   All  of  our   rights  and   your   indemnities   will   survive   the

of  the   two  year   term.  Suc h  warrants   will  be   evidenced   by   the  Lesse  e  issuing  a

termination   of   this   Agreement,      (d)  Any   provisions   hereof   prohibited  by   or

warrant  agreement   to  Lesso r   within   thirty  days  of  closing.

unenforceable   under  any  applicable   law  shall  be  ineffective   without  validating

the   remaining   provisions   of   this   Agreement;    provided,  however,   that   to   the

LP    4970623.5    38656-97721

Lessee  Initials  V

SIGNATURE  PAGE  FOR  MASTER  LEASE

LESSOR   :

BCL-EQUIPMENT  LEASING  LL C

By:

Its:

LESSEE   :

HII TECHNOLOGIES,  INC .

By: /s/

Its: CEO

LP    4970623.5   \1

Lessee  Initials  V

EXHIBIT  "A "  to  Master  Lease Agreement  # 1

between  BCL-EQUIPMENT  LEASING  LLC (Lessor) an d

HII TECHNOLOGIES,  INC .  (Lessee) dated JUNE  27, 2014